FINANCIAL INVESTORS TRUST

ALPS│ALERIAN MLP INFRASTRUCTURE INDEX FUND

Supplement dated April 20, 2018

to the

Prospectus and Statement of Additional Information, each dated February 28, 2018,

as supplemented, for the ALPS│Alerian MLP Infrastructure Index Fund,

a series of Financial Investors Trust (the “Trust”)

On March 14, 2018, the Board of Trustees (the “Board”) of the Trust, based upon the recommendation of ALPS Advisors, Inc. (the “Adviser”), the investment adviser to the ALPS│Alerian MLP Infrastructure Index Fund (the “Fund”), a series of the Trust, determined to close and liquidate the Fund, but did not specify the liquidation date at that time.

The liquidation date will be on or about April 30, 2018 (the “Liquidation Date”).

If the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

Please retain this supplement with your Prospectus and
Statement of Additional Information.